Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED RESTRUCTURING

SUPPORT AND FORBEARANCE AGREEMENT

This Amendment (this “Amendment”), dated as of October 4, 2016, to the First Amended and Restated Restructuring Support and Forbearance Agreement, dated as of June 21, 2016 (the “SGN RSA”), is made and entered into by and among: (i) Caesars Entertainment Operating Company, Inc. (“CEOC”), on behalf of itself and each of the debtors in the Chapter 11 Cases (collectively, the “Company”), (ii) Caesars Entertainment Corporation (“CEC,” and together with the Company, the “Caesars Parties”), and (iii) each of the undersigned noteholders, each of which is and is acting solely in its capacity of the holder of, or the investment advisor or the investment manager to a holder or holders of SGN Claims (as defined in the SGN RSA) (and in such capacity having the power to bind such holder with respect to any SGN Claims identified on its signature page hereto) (including any permitted assignees under the SGN RSA, collectively, the “Requisite SGN Creditors,” and together with the Caesars Parties, each referred to as a “Party” and collectively referred to as the “Parties”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the SGN RSA.

RECITALS

WHEREAS, Section 15 of the SGN RSA permits modifications and amendments of the SGN RSA by written agreement executed by the Caesars Parties and the Requisite Consenting SGN Creditors;

WHEREAS, the Company, CEC, and the Requisite Consenting SGN Creditors seek to achieve a consensual plan of reorganization and have negotiated the terms of an amended CEOC Plan memorialized in that certain term sheet announced on September 27, 2016; and

WHEREAS, pursuant to Section 15 of the SGN RSA, the Parties desire to amend the SGN RSA as set forth in this Amendment.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1. Amendment to the SGN RSA

(a) Section 1 of the SGN RSA is hereby amended to add the following definition before “Trustee”:

“Trilogy Case” means the case captioned Trilogy Portfolio Company, LLC, et al. v. Caesars Entm’t Corp. and Caesars Entm’t Operating Co., Inc., No. 14-cv-7091 (S.D.N.Y.).”

(b) Section 4 of the SGN RSA is hereby amended and restated in its entirety to read as follows:

“Within one (1) Business Day of executing this Agreement, each Consenting SGN Creditor shall sign the applicable instruction letter attached hereto as Exhibit B affirmatively instructing the Trustee to (i) execute and file the stipulation attached to such instruction letter, which seeks to mutually stay the prosecution the Wilmington Trust Case, (ii) discontinue without prejudice the prosecution of the Wilmington Trust Case (and, for the avoidance of doubt, shall not direct the Trustee to prosecute the Wilmington Trust Case during the term of this Agreement, other than to assert claims or causes of action that may be subject to a statute of limitations or similar defense and are not subject to a tolling agreement reasonably satisfactory to the Consenting SGN Creditors, the Trustee, and CEC), and (iii) in the event the 105 Injunction Order is not in effect, and the stay sought pursuant to this Section 4 is not granted with respect to the Wilmington Trust Case, direct the Trustee, along with CEC, to execute and file stipulations voluntarily withdrawing the pending cross-motions for summary judgment in the Wilmington Trust Case without prejudice, provided, however, that the direction letter shall make clear that, with respect to this subsection (iii), the Trustee shall not be obligated to withdraw without prejudice its motion for summary judgment unless and until the date and time upon which CEC may terminate this Agreement pursuant to Section 11(l) has expired, and unless and until BOKF and CEC have already successfully withdrawn their respective pending motions for summary judgment in each of the Caesars Cases (or such case in Delaware is stayed).”

(c) Section 5(a)(vii) of the SGN RSA is hereby amended and restated in its entirety to read as follows:

“(vii) All SGN Fees and Expenses incurred prior to the date that this Amendment is effective shall be paid in cash in full by the Company on the earlier of (A) the entry of a final order of the Bankruptcy Court allowing the Company to pay such fees and expenses or (B) the Effective Date, subject to a final order of the Bankruptcy Court; provided that if the Company, after good faith efforts, cannot receive a final order from the Bankruptcy Court authorizing such payment, and has not made such payment, by November 30, 2016, CEC shall pay such fees and expenses in cash in full on December 1, 2016;”

(d) Section 8 of the SGN RSA is hereby amended and restated to include the following proviso at the end of the intro paragraph:

“, provided, that, for the avoidance of doubt, any decision in the Caesars Cases or in Marblegate Asset Mgmt. v. Educ. Mgmt. Corp., 75 F. Supp. 3d 592, 614 (S.D.N.Y. 2014), presently on appeal to the Second Circuit Court of Appeals (Docket Nos. 15-2124-cv, 15-2141-cv) or any legislative change to the Trust Indenture Act of 1939 shall not give rise to a Creditor Termination Event.”

(e) Section 10 of the SGN RSA is hereby amended and restated to include the following proviso at the end of the intro paragraph:

“, provided, that, for the avoidance of doubt, any decision in the Caesars Cases or in Marblegate Asset Mgmt. v. Educ. Mgmt. Corp., 75 F. Supp. 3d 592, 614 (S.D.N.Y. 2014), presently on appeal to the Second Circuit Court of Appeals (Docket Nos. 15-2124-cv, 15-2141-cv) or any legislative change to the Trust Indenture Act of 1939 shall not give rise to a Company Termination Event.”

(f) Section 11 of the SGN RSA is hereby amended and restated to include the following proviso at the end of the intro paragraph:

“, provided, that, for the avoidance of doubt, any decision in the Caesars Cases or in Marblegate Asset Mgmt. v. Educ. Mgmt. Corp., 75 F. Supp. 3d 592, 614 (S.D.N.Y. 2014), presently on appeal to the Second Circuit Court of Appeals (Docket Nos. 15-2124-cv, 15-2141-cv) or any legislative change to the Trust Indenture Act of 1939 shall not give rise to a CEC Termination Event.”

(g) Section 11(l) of the SGN RSA is hereby amended and restated in its entirety to read as follows:

“(l) a 105 Injunction Order as to the Caesars Cases, including for the avoidance of doubt the Trilogy Case, is not in full force and effect; provided, that CEC may only terminate this Agreement pursuant to this Section 11(l) no later than 18 hours prior to the scheduled commencement date and time of any hearing on the motions for summary judgment in the Caesars Cases; or”

(h) Section 11(j) of the SGN RSA is hereby amended and restated in its entirety as follows:

“(j) if (i) a 105 Injunction Order as to the Wilmington Trust Case is not in full force and effect, (ii) a stay of the Wilmington Trust Case pursuant to Section 4 herein is not in full force and effect prior to the commencement of any hearing on a motion for summary judgment in the Caesars Cases, (iii) BOKF and CEC have each already successfully withdrawn their respective pending motions for summary judgment in each of the Caesars Cases (or such case in Delaware is stayed), (iv) CEC has not executed its termination right pursuant to section 11(l), and (v) the Trustee has not prior to the commencement of any hearing on a motion for summary judgment in the Caesars Cases, withdrawn without prejudice its pending motion for summary judgment in the Wilmington Trust Case, provided, however, that CEC may only terminate the Agreement pursuant to this Section 11(j) prior to the commencement of any hearing on any pending motion for summary judgment in any of the Caesars Cases.”

(i) The economic terms set forth in the Restructuring Term Sheet are modified to reflect the Consensual Deal Term Sheet attached hereto as Exhibit A, which terms are to be reflected in an amended Plan to be promptly filed by the Company in accordance with Section 5(a)(viii) of the SGN RSA.

Section 2. Ratification

Except as specifically provided for in this Amendment, no waivers, releases, changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the SGN RSA and the Restructuring Term Sheet and the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

Section 3. Effectiveness

This Amendment shall become effective and binding on the Parties on the date counterpart signatures to this Amendment shall have been executed by (a) the Company, (b) CEC, and (c) the Requisite Consenting SGN Creditors.

Section 4. Headings

Titles and headings in this Amendment are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Amendment.

Section 5. Execution of Agreement

This Amendment may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original. Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

Section 6. Governing Law; Jurisdiction; Selection of Forum; Waiver of Trial By Jury

THIS AMENDMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Amendment in the Bankruptcy Court, and solely in connection with claims arising under this Amendment (a) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court, (b) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court, and (c) waives any objection that the Bankruptcy Court is an inconvenient forum or does not have jurisdiction over any Party hereto. Each Party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC., on behalf of itself and each of the debtors in the Chapter 11 Cases

By:	/s/ Randall S. Eisenberg
Name: Randall S. Eisenberg
Title: Chief Restructuring Officer

CAESARS ENTERTAINMENT CORPORATION

By:	/s/ Eric Hession
Name: Eric Hession
Title: CFO

Exhibit A

Consensual Deal Term Sheet

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Exhibit B

Direction Letter

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Instruction Letter for 10.75% Senior Unsecured Notes due 2016

Wilmington Trust, National Association

1100 North Market Street, Rodney Square North

Wilmington, DE 19801

Telephone: (302) 651-8541

Facsimile: (302) [            ]

Attn: [                    ]

Reference is made to the Indenture, February 1, 2008, among CEOC, subsidiary Note Guarantors2 thereto, and the Trustee, providing for the issuance of 10.75% Senior Notes due 2016 (the “Notes”), as amended, amended and restated, supplemented, or otherwise modified from time to time (the “Indenture”). Pursuant to Section 6.05 of the Indenture, the undersigned, constituting holders (collectively, the “Majority Holders”) of a majority in principal amount of outstanding Notes, hereby direct you, solely in your capacity as successor trustee under the Indenture (solely in such capacity, “you”): (a) to execute and file a stipulation substantially in the form of the stipulation annexed as an exhibit hereto (the “Stipulation”) providing for a stay of the prosecution of the case titled Wilmington Trust, National Association, solely in its capacity as successor Indenture Trustee for the 10.75% Notes due 2016 v. Caesars Entertainment Corporation, Case No. 15-cv-08280 (S.D.N.Y.) (the Wilmington Trust Case”); (b) to discontinue the prosecution of the Wilmington Trust Case, except as may be necessary or appropriate to seek approval of the Stipulation or to assert claims or causes of action that may be subject to a statute of limitations or similar defense and are not subject to a tolling agreement reasonably satisfactory to you, holders of a majority in principal amount of outstanding Notes, and the defendants in the Wilmington Trust Case; and (c) to the extent (i) a 105(a) Injunction Order is not in effect, (ii) the stay described in subsection (a) above has not been granted, (iii) CEC has not exercised its right to terminate the SGN RSA pursuant to section 11(l) thereof, and (iv) each of BOKF and CEC have successfully withdrawn without prejudice their respective pending motions for summary judgment in each of the Caesars Cases (or such case in Delaware is stayed), then at that point you shall also withdraw without prejudice your motion for summary judgment in the Wilmington Trust Cases.

Certain, but not all, of the Majority Holders that are signatories below may have previously provided directions (the “Previous Directions”) to you regarding, inter alia, prosecution of the Wilmington Trust Case. For the sake of clarity, the directions stated in this letter, upon delivery to you by the Majority Holders, shall constitute additional directions to you. In addition, this letter shall constitute a revocation of any Previous Directions given to you pursuant to any other direction letter or agreement, to the fullest extent the directions herein are inconsistent therewith.

Each undersigned holder hereby represents, warrants and certifies that, as of the date hereof, (i) such holder is either (A) the sole beneficial owner of the principal amount of Notes set forth below its signature hereto, or (B) has sole investment or voting discretion with respect to the principal amount of Notes set forth below its signature hereto and has the power and authority to bind the beneficial owner(s) of such Notes to the terms of this letter, (ii) such holder has full power and authority to act on behalf of, vote, and consent to matters concerning such Notes, (iii)

[2]	Capitalized terms not defined herein shall have the meanings ascribed to them in the Indenture, unless otherwise indicated.

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this letter has been duly authorized, executed and delivered by an authorized officer or director thereof, and (iv) the Trustee has not provided any advice to such holder regarding this letter or any direction contained herein.

This letter may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

[SIGNATURE PAGES FOLLOW]

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Directing Noteholder

,

By:
Name:
Title:

Address:

Principal Amount of Notes held:

($)

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UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as successor Indenture Trustee for the 10.75% Notes due 2016, Plaintiff, v. CAESARS ENTERTAINMENT CORPORATION, Defendant,	) ) ) ) ) ) ) ) ) ) ) )	Case No. 1:15-cv-08280-JSR

STIPULATION AND [PROPOSED] ORDER

WHEREAS, Plaintiff Wilmington Trust, National Association in its capacity as successor Indenture Trustee for the Notes (“Wilmington Trust”) brings this action on behalf of the holders (the “Noteholders”) of Caesars Entertainment Operating Company’s (“CEOC”) 10.75% Senior Unsecured Notes due 2016 (the “Notes”),;

WHEREAS, on [            ], 2016, Defendant Caesars Entertainment Corporation (“CEC”), CEOC, and certain Noteholders collectively holding in excess of 50.1% of the outstanding Notes entered into a Restructuring Support and Forbearance Agreement (“RSA”) respecting CEOC’s indebtedness on the Notes;

WHEREAS, pursuant to the RSA, the Noteholders have directed Wilmington Trust to seek a stay of this action brought on their behalf;

WHEREAS, CEC agrees that a stay of this action is appropriate;

WILMINGTON TRUST AND CEC HEREBY STIPULATE, by and through their respective attorneys of record, subject to Court approval, that this action shall be stayed until further agreement of the parties to this action or Order of the Court; provided, however, that Wilmington Trust shall not be stayed from asserting claims or causes of action that may be subject to a statute of limitations or similar defense and are not subject to a tolling agreement reasonably satisfactory to Wilmington Trust, CEC, and the Consenting SGN Creditors (as defined in the RSA).

[Signature Pages Follow]

Dated:  New York, New York

[            ], 2016

WHITE & CASE LLP

J. Christopher Shore

Harrison L. Denman

White & Case LLP

1155 Avenue of the Americas

New York, NY 10036

Telephone: (212) 819-8200

Facsimile: (212) 354-8113

-and-

Thomas E Lauria

Jason Zakia

White & Case LLP

Southeast Financial Center, Suite 4900

200 South Biscayne Blvd.

Miami, FL 33131

Telephone: (305) 371-2700

Facsimile: (305) 358-5744

-and-

PRYOR CASHMAN LLP

Seth H. Lieberman

Patrick Sibley

Pryor Cashman LLP

7 Times Square

New York, NY 10036

Telephone: (212) 421-4100

Facsimile: (212) 326-0806

Attorneys for Plaintiff Wilmington Trust, National Association, solely in its capacity as successor Indenture Trustee under the Indenture

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

By:

Lewis R. Clayton (lclayton@paulweiss.com)

Michael E. Gertzman (mgertzman@paulweiss.com)

Jonathan H. Hurwitz (jhurwitz@paulweiss.com)

1285 Avenue of the Americas

New York, New York 10019-6064

Tel: (212) 373-3000

Fax: (212) 757-3990

-and-

FRIEDMAN KAPLAN SEILER & ADELMAN LLP

Eric Seiler (eseiler@fklaw.com)

Philippe Adler (padler@fklaw.com)

Jason C. Rubinstein (jrubinstein@fklaw.com)

7 Times Square

New York, NY 10036-6516

Tel: (212) 833-1100

Fax: (212) 833-1250

Attorneys for Defendant Caesars Entertainment Corporation

IT IS SO ORDERED this      day of             , 2016

Hon. Jed S. Rakoff, U.S.D.J.

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